          TEMPORARY CERTIFICATE-EXCHANGEABLE FOR DEFINITIVE ENGRAVED
                      CERTIFICATE WHEN READY FOR DELIVERY


                                      MAC*
                                   GRAY(SM)


                             MAC-GRAY CORPORATION

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
      THIS CERTIFICATE IS TRANSFERABLE IN BOSTON, MA OR NEW YORK CITY, NY


                                                       (SHARES)

COMMON STOCK                           SEE REVERSE SIDE FOR CERTAIN DEFINITIONS
                                                   CUSIP 554153 10 6



This Certifies that






is the owner of


  FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE, OF


    ------------------------                      ------------------------
---------------------------- MAC-GRAY CORPORATION -----------------------------
    ------------------------                      ------------------------

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.
    This certificate and the shares of Common Stock represented hereby are received and held subject to the Laws of the State of Delaware and to the Amended and Restated Certificate of Incorporation and the By-Laws of the Corporation, all as from time to time amended, and the owner of this certificate by accepting the same expressly assents thereto. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
    IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by the facsimile signatures of its duly authorized officers and a facsimile of its corporate seal to be hereunto affixed.

Dated:

                                                           AUTHORIZED SIGNATURE

                                 (SEAL)
                                MAC*GRAY
/s/ J. S. Olbrych             CORPORATION                  /s/ Stewart MacDonald
TREASURER AND CHIEF                                        CHAIRMAN AND CHIEF
FINANCIAL OFFICER                 1997                     EXECUTIVE OFFICER

                                DELAWARE


COUNTERSIGNED AND REGISTERED:
  STATE STREET BANK AND TRUST COMPANY

                      TRANSFER AGENT
                      AND REGISTRAR

         AUTHORIZED SIGNATURE

                             MAC-GRAY CORPORATION

      The Corporation is authorized to issue more than one class or series of stock. Upon written request, the Corporation will furnish without charge to each stockholder a copy of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.


      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM -as tenants in common                           UNIF GIFT MIN ACT-________________________Custodian_________________________
TEN ENT -as tenants by the entireties                                               (Cust)                         (Minor)
JT TEN  -as joint tenants with right                                      under Uniform Gifts to Minors
         of survivorship and not as tenants                               Act______________________________________________________
         in common                                                                                  (State)


    Additional abbreviations may also be used though not in the above list.


For value received_________________________hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

 [_________________________________]


________________________________________________________________________________
           (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_______________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________ Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated, ________________________________


                                 ______________________________________________
                         NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST
                                 CORRESPOND WITH THE NAME AS WRITTEN UPON
                                 THE FACE OF THE CERTIFICATE IN EVERY
                                 PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


        SIGNATURE(S) GUARANTEED: ______________________________________________
                                 THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                                 ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                                 STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE MEDALLION PROGRAMS), PURSUANT TO S.E.C. RULE 17Ad-15.